This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

CD Library Music Videos Music Channels Archived TV Comedy Sports TV Japan The Golf Channel Account Review Video Checkout Guest Survey Send a Greeting Link to Hotel Website Parental Control Multilingual 33 Games TV Web Access Internet Browsing 81 Movies 2002: Unlimited Opportunities Since Introduction In Early 2001 Driving Contracts Over 385,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM

Q1 '03 Increase Over Tape % Change Movie Revenue $20.56 4.99 32.1% Other Interactive 6.46 2.45 61.1% Total Digital Revenue $27.02 $7.44 37.9% Increasing Revenue from Digital System INTERACTIVE DIGITAL SYSTEM Revenue per room per month

Average Contract Length 6.5 Years Annual Revenue $ 340.00 Annual Cash Flow $ 140.00 Total Cash Flow Over Life $ 905.00 Average Capital Investment $ 425.00 Payback Period 3.0 Years Cash-on-Cash Return 33% Digital New Single Room Economics INTERACTIVE DIGITAL SYSTEM * Revenue and cash flow based on Actual '02 results; capital based on Q4 '02 levels

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 340.00 $ 340.00 Annual Cash Flow $ 140.00 $ 140.00 Total Cash Flow Over Life $ 905.00 $ 905.00 Average Capital Investment $ 425.00 $ 320.00 Payback Period 3.0 Years 2.3 Years Cash-on-Cash Return 33% 44% Digital Upgrade Digital New Single Room Economics INTERACTIVE DIGITAL SYSTEM * Revenue and cash flow based on Actual '02 results; capital based on Q4 '02 levels

1996 1997 1998 1999 2000 2001 2002 Q1 2003 GP Interactive 400245 511851 596000 660000 725075 812149 876348 889776 Total 516348 613407 703325 755000 806112 887830 952673 962852 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider 2002 INTERACTIVE DIGITAL SYSTEM Q1 2003

2003: Introduction of New Sales Strategy Release of New System Configuration Target capital-based digital services Move away from "one size fits all"approach Market segmented sales strategy More cost effective system configuration Per-room savings of 5% to 10% Mid-year release Average new digital room cost comparable to tape INTERACTIVE DIGITAL SYSTEM

2003: Introduction of New Features Focused on: Unique On-Screen Appearance Hotel Marketing Tools Enabled by: Powerful Backend Systems Satellite Distribution Network Flexible System Architecture Result in: Significant Competitive Differentiation INTERACTIVE DIGITAL SYSTEM

13 36 Slice 3 29 Slice 4 7 Suburban Resort Highway Airport Urban DIVERSIFICATION Diversified Locations

LNET Occupancy Advantage Over Industry 1995 1996 1997 1998 1999 2000 2001 2002 LNET 0.699 0.7 0.69 0.683 0.672 0.674 0.643 0.633 480 500 460 460 390 360 430 410 FINANCIAL HIGHLIGHTS Basis Points LNET Average +410 Basis Points Higher Since 1995 Industry occupancy rates indexed at zero

2002 21407 2003 79874 2004 120764 0 2005 118453 0 2006 135943 0 2007 139255 0 2008 119941 2009+ 152097 2010+ 10021 Total Rooms Future Contract Expirations 9% 14% 13% 16% 17% 13% STABILITY 18% as of December 31, 2002

(in millions) Steady Revenue Growth Despite Occupancy Declines FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 LTM Revenue 200 207 212 217 221 224 230 235 240 LTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628

Q1 2003 Q1 2002 % Change Movie Revenue $ 17.12 $ 17.04 .5% Other Interactive Services $ 4.77 $ 4.41 8.2% Total Per Guest Pay Room $ 21.89 $ 21.45 2.1% Q1 Revenue Per Room Analysis Despite occupancy levels down 140 bps Digital platform in 33% of rooms, generating 38% more revenue than tape. FINANCIAL HIGHLIGHTS

Improving Efficiencies Q1 2003 Q1 2002 % Change GP Operations Expense $ 2.88 $ 2.85 1.1% SG&A Expense 2.05 2.35 (12.8%) Total $ 4.93 $5.20 ( 5.2%) FINANCIAL HIGHLIGHTS SG&A down to 9.1% of revenue, from 10.5% Q1'02

Decreasing Capital Spending - Q1 vs. Q1 Q1 2002 Q1 2003 2001 18.8 16.18 Total Capital Spending Q1 2002 Q1 2003 2001 475 420 Capital Per New Digital Room (in millions) FINANCIAL HIGHLIGHTS

Cash from Operations Analysis - Q1 vs Q1 Q1 2003 Q1 2002 Cash from Operations $ 17.6 $ 11.2 Corporate Capital (3.6) (4.5) Minor Extension Investment (0.9) (1.0) Discretionary Free Cash Flow $ 13.1 $ 5.6 Digital Renewal Investment * (4.9) (3.3) New Room Investment ** (7.7) (9.1) Post-Growth Cash Flow $ 0.4 $ (6.8) *Digital Upgrade Rooms 14,300 9,000 **New Digital Rooms 18,400 19,300 (in millions) FINANCIAL HIGHLIGHTS

FINANCIAL OUTLOOK Second Quarter Operating Strategy Basic assumption - Occupancy rates will be soft Action Plan: Reduce discretionary operating expenses Moderate capital investment - new rooms emphasis Incremental financing - approximately $8 million Net, free cash flow positive beginning in 2nd Half '03: Manage capital investment program Debt to peak at approximately $363 million Intent to reduce debt levels in 2004 and beyond

Current Share Value $ 11.00 Implied Value per Subscriber $550.00 Entity Value Multiple Trailing 12 Months EBITDA 6.0x Valuation Analysis VALUATION

INVESTMENT SUMMARY Continuous Innovation Operational Excellence World's Largest Provider Digital Rooms Driving Revenue Demonstrable Digital Model Experienced Management Team

Copyright 2003 LodgeNet Entertainment Corporation All rights reserved.